UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2014. The net asset value (NAV) at that date was $28.19 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $26.42.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2014
Cohen & Steers Select Preferred and Income Fund at NAV[a]	12.02%
Cohen & Steers Select Preferred and Income Fund at Market Value[a]	11.45%
BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	12.04%
Blended Benchmark—50% BofA Merrill Lynch U.S. Capital Securities Index/50% BofA Merrill Lynch Fixed-Rate Preferred Securities Index[b]	10.00%
Barclays Capital U.S. Aggregate Bond Index[b]	3.93%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The BofA Merrill Lynch Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. market. The BofA Merrill Lynch U.S. Capital Securities Index is a subset of the BofA Merrill Lynch US Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The Barclays Capital U.S. Aggregate Bond Index is an index which covers the U.S. investment-grade fixed-rate bond market, including government, corporate securities, mortgage pass-through securities, and asset-backed securities. Benchmark returns are shown for comparative purposes only and may not necessarily be representative of the Fund's portfolio.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

In the first half of 2014, preferred securities had strong returns along with other major fixed income asset classes, supported by an environment of declining bond yields and tightening credit spreads. U.S. Treasury yields had risen sharply in 2013 in expectation that the Federal Reserve would begin to tighten monetary policy by tapering bond purchases associated with quantitative easing (QE). However, bond yields reversed course to trend steadily lower in 2014 even as QE tapering began. This reflected, among other things, first-quarter economic weakness in the U.S. due in part to a harsh winter, a generally benign global inflation outlook, rising geopolitical tensions and aggressive monetary policy measures by the European Central Bank (ECB). Between January and June, the 10-year Treasury yield declined from 3.0% to 2.5% and sovereign yields in Europe reached record lows, providing a global tailwind to financial assets with perceived sensitivity to interest rates.

In the preferred securities market, exchange-traded retail preferreds outperformed institutional over-the-counter (OTC) issues. The exchange-traded market gained back some of the ground it lost after materially underperforming in 2013, when rising interest rates and tax-loss-related selling weighed heavily on preferreds in this market. In 2014, declining bond yields provided a greater boost to prices in the exchange-listed market, as many of these securities have much higher sensitivity to interest rate risk (duration) given their fixed-rate structures. In addition, the exchange-listed market benefited from flows into exchange-traded funds (ETFs) amid a more favorable sentiment toward fixed income.

Preferred securities issued by Real Estate Investment Trusts (REITs), many of which are longer-duration issues, were among the top performers in the first half of the year after performing poorly in 2013. The group also benefited from a rebound in REIT equity prices. Preferreds issued by financial institutions, which are by far the largest issuers of preferred securities, also performed well. In particular, securities from U.K. and European banks had solid gains, driven by expectations of additional ECB stimulus and further improvements in bank credit fundamentals. Most major U.S. and European banks continued to bolster their balance sheets in the face of new, more stringent regulatory capital requirements, which had a positive effect on their creditworthiness.

There was a significant volume of new issuance in both the exchange-traded and OTC preferred markets during the period. As in recent quarters, issuance was driven by regulatory changes following the financial crisis that require new preferred structures. However, the pace of issuance picked up as issuers took advantage of the improving backdrop for fixed income, seeing demand for higher-income securities amid low Treasury yields and tightening spreads across credit markets. Much of the supply

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

came in the form of new contingent-capital securities (CoCos) from financial companies in Europe, Asia and Latin America. The added supply had little impact on prices for the broader preferreds market due to the continued demand for income, although select securities were revalued based on the new issues.

Fund Performance

The Fund had a positive total return in the first half of 2014 and outperformed its blended benchmark on a NAV and market value basis. We generally emphasized securities that were more defensive relative to interest-rate risk given our view that economic growth would continue to be solid, potentially presenting further challenges to bond markets. With rates coming down, this positioning hindered the Fund's performance relative to the benchmark. However, the impact was offset by investments in CoCos and other non-U.S. preferreds that were not represented in the index, many of which outperformed. Security selection in the banking sector contributed to relative performance, due in part to investments in certain below-investment-grade U.S. bank issues.

The Fund had a beneficial overweight in REIT preferreds, although security selection in the sector detracted from relative returns. The higher-yielding below-investment-grade REIT preferreds that we favored generally underperformed the more rate-sensitive investment-grade securities included in the benchmark. Security selection in the utilities, finance, insurance and telecommunications sectors also detracted from performance.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest-rate swaps to exchange the floating rate for a fixed rate. During the six-month period ended June 30, 2014, the Fund's use of swaps detracted from the Fund's performance.

The Fund also used derivatives in the form of forward foreign currency exchange contracts in order to manage currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material impact on the Fund's performance during the six-month period ended June 30, 2014.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund's performance during the six-month period ended June 30, 2014 compared to its blended benchmark, which is not leveraged.

Investment Outlook

We continue to expect improving economic growth in the U.S. and a modest rebound in inflation from historically low levels. We recognize that slower growth trajectories and easy monetary policy conditions in foreign economies, as well as geopolitical uncertainties, may continue to place downward pressure on U.S. bond yields. Nonetheless, we look for a gradual resumption of upward-trending

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Treasury yields over time, and we believe the best risk-adjusted returns will come from a cautious stance.

In this environment, we believe preferred securities continue to offer better value relative to many other fixed income categories. Preferreds offer high income rates, typically in the 6-8% range, while credit spreads remain wide of their long-term average. In our view, the cushions provided by high income and wide credit spreads may help to soften the impact of rising interest rates if Treasury yields revert to more normal historical levels in the coming year. Furthermore, we believe preferreds are more attractively priced than other types of securities such as high yield bonds, particularly given the powerful credit tailwind of exceptionally strong bank regulation.

In our view, active management will be a critical factor in total returns, as the changing environment is likely to cause certain securities to perform much better than others. Following the run-up in prices of many exchange-traded retail preferreds year to date, we believe the disparity in valuations across the preferred market underscores the importance of security selection. We continue to focus on preferreds that we believe offer attractive risk-adjusted returns, emphasizing securities with high income rates that provide a more defensive posture relative to interest-rate risk. These may include below-investment-grade and non-rated securities. Additionally, we generally favor lower-duration securities, including those with fixed-to-float or floating-rate structures.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

WILLIAM F. SCAPELL	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories focused on global listed real estate, commodities, global listed infrastructure & MLPs, as well as preferred securities and large cap value equities.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2014, leverage represented 28% of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that the Fund's borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligations to fixed rate obligations for the term of the swap agreements). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	28%
% Fixed Rate	90%
% Variable Rate	10%
Weighted Average Rate on Swaps	1.1%
Weighted Average Term on Swaps	4.3 years
Current Rate on Debt	1.0%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2014. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

June 30, 2014

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
JPMorgan Chase & Co., 7.90%, Series I	$14,003,187	3.0
Farm Credit Bank of Texas, 10.00%, Series I	12,134,375	2.6
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)	11,605,625	2.5
Wells Fargo & Co., 7.98%, Series K	11,253,625	2.4
American International Group, 8.175%, due 5/15/68 (FRN)	10,121,282	2.2
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman)	9,391,406	2.0
Commerzbank AG, 8.125%, due 9/19/23, 144A (Germany)	9,071,224	1.9
General Electric Capital Corp., 7.125%, Series A	8,747,089	1.9
MetLife Capital Trust X, 9.25%, due 4/8/38, 144A	7,978,575	1.7
FPL Group Capital, 7.30%, due 9/1/67, Series D	7,739,537	1.7

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2014 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	40.6%
BANKS	14.8%
AgriBank FCB, 6.875%, ($100 Par Value)		26,000	$2,748,689
BB&T Corp., 5.625%, Series E		81,045	1,924,008
Citigroup, 6.875%, Series K		83,175	2,257,369
CoBank ACB, 6.25%, 144A ($100 Par Value)[a]		25,000	2,602,345
CoBank ACB, 6.125%, Series G ($100 Par Value)		25,000	2,245,312
Countrywide Capital IV, 6.75%, due 4/1/33		43,322	1,106,444
Countrywide Capital V, 7.00%, due 11/1/36		281,579	7,321,054
Farm Credit Bank of Texas, 6.75%, 144Aa		40,000	4,196,252
Fifth Third Bancorp, 6.625%, Series I		124,868	3,343,965
First Niagara Financial Group, 8.625%, Series Bb		80,000	2,319,200
First Republic Bank, 5.50%		55,992	1,286,136
Huntington Bancshares, 8.50%, Series A ($1,000 Par Value)(Convertible)[b]		3,712	4,946,129
PNC Financial Services Group, 6.125%, Series Pb		80,000	2,196,800
PrivateBancorp, 7.125%, due 10/30/42		48,250	1,242,438
Sovereign Real Estate Investment Trust, 12.00%, 144A ($1,000 Par Value)[a]		1,500	2,009,855
US Bancorp, 6.50%, Series Fb		83,278	2,353,436
Wells Fargo & Co., 6.625%		40,564	1,132,547
Zions Bancorp, 7.90%, Series Fb		176,458	4,956,705
			50,188,684
BANKS—FOREIGN	2.0%
Barclays Bank PLC, 7.75%, Series IV (United Kingdom)[b]		130,639	3,366,567
National Westminster Bank PLC, 7.76%, Series C (United Kingdom)[b]		127,226	3,342,227
			6,708,794
ELECTRIC—INTEGRATED	0.8%
Integrys Energy Group, 6.00%, due 8/1/73		105,582	2,777,862
FINANCE—INVESTMENT BANKER/BROKER	1.8%
Goldman Sachs Group, 6.375%, Series K		90,000	2,368,800
Morgan Stanley, 6.875%		133,868	3,637,194
			6,005,994

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
INDUSTRIALS—CHEMICALS	1.4%
CHS, 7.10%, Series IIb		173,000	$4,698,680
INSURANCE	6.9%
LIFE/HEALTH INSURANCE	0.7%
Principal Financial Group, 5.563%, Series A ($100 Par Value)		22,400	2,276,400
MULTI-LINE	2.4%
Allstate Corp., 6.75%, Series C		36,600	970,998
Hartford Financial Services Group, 7.875%, due 4/15/42[b]		160,000	4,790,400
WR Berkley Corp., 5.625%, due 4/30/53		93,399	2,171,527
			7,932,925
MULTI-LINE—FOREIGN	2.4%
ING Groep N.V., 7.05% (Netherlands)[b]		99,064	2,540,991
ING Groep N.V., 7.375% (Netherlands)[b]		221,502	5,723,612
			8,264,603
REINSURANCE	0.5%
Reinsurance Group of America, 6.20%, due 9/15/42[b]		60,000	1,646,400
REINSURANCE—FOREIGN	0.9%
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)		65,892	1,723,076
Endurance Specialty Holdings Ltd., 7.50%, Series B (Bermuda)		51,556	1,357,469
			3,080,545
TOTAL INSURANCE			23,200,873
INTEGRATED TELECOMMUNICATIONS SERVICES	1.7%
Qwest Corp., 7.00%, due 4/1/52[b]		84,879	2,199,215
Qwest Corp., 7.375%, due 6/1/51[b]		80,495	2,127,483
Telephone & Data Systems, 6.875%, due 11/15/59[b]		56,231	1,424,331
			5,751,029
PIPELINES	0.5%
NuStar Logistics LP, 7.625%, due 1/15/43[b]		59,800	1,609,816

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
REAL ESTATE	9.4%
DIVERSIFIED	2.4%
DuPont Fabros Technology, 7.875%, Series Ab		103,254	$2,710,418
National Retail Properties, 6.625%, Series D		90,000	2,273,400
Retail Properties of America, 7.00%[b]		79,500	2,043,945
Vornado Realty Trust, 6.625%, Series I		50,000	1,262,500
			8,290,263
HOTEL	1.1%
Chesapeake Lodging Trust, 7.75%, Series A		75,000	2,000,625
Hersha Hospitality Trust, 8.00%, Series Bb		70,969	1,832,420
			3,833,045
INDUSTRIALS	0.9%
First Potomac Realty Trust, 7.75%, Series Ab		120,000	3,114,000
OFFICE	1.6%
American Realty Capital Properties, 6.70%, Series F		145,372	3,406,066
Hudson Pacific Properties, 8.375%, Series Bb		70,000	1,865,500
			5,271,566
RESIDENTIAL—MANUFACTURED HOME	1.3%
Campus Crest Communities, 8.00%, Series A		68,409	1,747,850
Equity Lifestyle Properties, 6.75%, Series C		47,378	1,190,372
UMH Properties, 8.25%, Series A		50,000	1,322,000
			4,260,222
SHOPPING CENTERS	2.1%
COMMUNITY CENTER	0.8%
Kite Realty Group Trust, 8.25%, Series Ab		100,000	2,627,000
REGIONAL MALL	1.3%
CBL & Associates Properties, 7.375%, Series Db		174,935	4,434,602
TOTAL SHOPPING CENTERS			7,061,602
TOTAL REAL ESTATE			31,830,698
TRANSPORT—MARINE—FOREIGN	1.0%
Seaspan Corp., 6.375%, due 4/30/19 (Hong Kong)		56,925	1,454,434
Seaspan Corp., 9.50%, Series C (Hong Kong)[b]		77,204	2,138,551
			3,592,985

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
UTILITIES	0.3%
SCE Trust III, 5.75%		41,100	$1,085,040
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$126,705,058)			137,450,455
PREFERRED SECURITIES—CAPITAL SECURITIES	92.8%
BANKS	21.5%
Citigroup, 8.40%, Series Ec		3,987,000	4,557,141
Citigroup Capital III, 7.625%, due 12/1/36[b]		4,115,000	5,104,143
Countrywide Capital III, 8.05%, due 6/15/27, Series Bd		1,815,000	2,259,641
Farm Credit Bank of Texas, 10.00%, Series I		10,000	12,134,375
Fifth Third Bancorp, 4.90%, Series J		1,000,000	1,000,000
Goldman Sachs Capital I, 6.345%, due 2/15/34[b]		3,750,000	4,296,574
Goldman Sachs Capital II, 4.00% (FRN)[b]		4,800,000	3,864,000
JPMorgan Chase & Co., 7.90%, Series Ib		12,475,000	14,003,187
JPMorgan Chase & Co., 6.75%, Series S		4,500,000	4,865,625
JPMorgan Chase & Co., 6.125%, Series U		1,350,000	1,386,045
PNC Financial Services Group, 6.75%[b]		4,500,000	5,040,706
Wells Fargo & Co, 5.90%, Series S		1,706,000	1,813,905
Wells Fargo & Co., 7.98%, Series Kb		9,850,000	11,253,625
Zions Bancorp, 7.20%, Series J		997,000	1,061,805
			72,640,772
BANKS—FOREIGN	34.7%
Baggot Securities Ltd., 10.24%, 144A (EUR) (Ireland)[a]		1,957,000	2,954,392
Banco Bilbao Vizcaya Argentaria SA, 7.00% (Spain)		800,000	1,159,523
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)		3,200,000	3,596,000
Banco do Brasil SA/Cayman, 9.00%, 144A (Brazil)[a]		2,780,000	2,755,675
Banco do Brasil SA/Cayman, 9.25%, 144A (Brazil)[a]		1,650,000	1,715,505
Banco Santander SA, 6.375%, Series REGS (Spain)		1,200,000	1,209,000
Bank of Ireland, 10.00%, due 7/30/16, Series EMTN (Ireland)		1,400,000	2,132,685
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)[b]		2,425,000	2,774,200

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

	Number of Shares	Value
Barclays Bank PLC, 7.75%, due 4/10/23 (United Kingdom)[b]	3,200,000	$3,565,600
Barclays Bank PLC, 6.86%, 144A (United Kingdom)[a,b]	3,297,000	3,733,853
Barclays PLC, 8.00% (United Kingdom) (EUR)	1,450,000	2,172,121
Barclays PLC, 8.25% (United Kingdom)	3,593,000	3,815,766
BBVA Bancomer SA Texas, 6.75%, due 9/30/22, 144A (Mexico)[a]	2,000,000	2,295,000
BNP Paribas, 7.195%, 144A (France)[a,b,e]	1,950,000	2,271,750
Commerzbank AG, 8.125%, due 9/19/23, 144A (Germany)[a,b]	7,450,000	9,071,224
Coventry Building Society, 6.375% (United Kingdom)	1,500,000	2,563,891
Credit Agricole SA, 6.50% (France)	600,000	872,415
Credit Agricole SA, 7.875%, 144A (France)[a]	2,100,000	2,296,875
Credit Agricole SA, 8.125%, due 9/19/33, 144A (France)[a,b]	5,000,000	5,704,750
Credit Suisse AG, 6.50%, due 8/8/23, 144A (Switzerland)[a,b]	2,000,000	2,225,000
Credit Suisse Group AG, 7.50%, 144A (Switzerland)[a,b]	2,287,000	2,537,198
HBOS Capital Funding LP, 6.85% (United Kingdom)	3,300,000	3,340,013
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[a,b]	7,750,000	11,605,625
Intesa Sanpaolo SpA, 5.017%, due 6/26/24, 144A (Italy)[a]	2,000,000	2,027,580
KBC Bank NV, 8.00%, due 1/25/23 (Belgium)	2,800,000	3,201,800
Lloyds Banking Group PLC, 7.50% (United Kingdom)	4,237,000	4,518,761
Nationwide Building Society, 10.25%, (United Kingdom)[e]	2,460,000	5,462,531
Nationwide Building Society, 6.875%, Series EMTN (United Kingdom)	800,000	1,403,690
Rabobank Nederland, 8.40% (Netherlands)	5,000,000	5,650,000
Rabobank Nederland, 11.00%, 144A (Netherlands)[a,b]	3,350,000	4,506,387

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)		3,157,000	$3,835,755
SMFG Preferred Capital, 9.50%, 144A (FRN) (Cayman Islands)[a,b]		1,700,000	2,137,835
Societe Generale SA, 6.75% (France)		900,000	1,294,913
Standard Chartered PLC, 7.014%, 144A (United Kingdom)[a,b]		2,050,000	2,341,508
UBS AG, 7.625%, due 8/17/22 (Switzerland)[b]		3,750,000	4,522,335
			117,271,156
FINANCE—DIVERSIFIED FINANCIAL SERVICES	4.5%
General Electric Capital Corp., 7.125%, Series Ab		7,400,000	8,747,089
General Electric Capital Corp., 6.25%, Series Bb		5,900,000	6,574,665
			15,321,754
INSURANCE	19.8%
LIFE/HEALTH INSURANCE	4.8%
AIG Life Holdings, 8.125%, due 3/15/46, 144Aa,b		1,470,000	2,042,190
Great-West Life & Annuity Insurance Co., 7.153%, due 5/16/46, 144Aa,b		1,405,000	1,461,200
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,b		3,950,000	4,927,625
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,b		5,599,000	7,978,575
			16,409,590
LIFE/HEALTH INSURANCE—FOREIGN	3.3%
Aviva PLC, 3.875%, due 7/3/44, Series EMTN (United Kingdom) (EUR)		400,000	544,852
La Mondiale Vie, 7.625% (France)		4,100,000	4,597,125
Prudential PLC, 7.75% (United Kingdom)[b]		1,650,000	1,800,563
Sumitomo Life Insurance Co, 6.50%, due 9/20/73, 144A (Japan)[a]		3,500,000	4,131,809
			11,074,349
MULTI-LINE	3.0%
American International Group, 8.175%, due 5/15/68 (FRN)[b]		7,321,000	10,121,282

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
MULTI-LINE—FOREIGN	2.5%
Aviva PLC, 8.25% (United Kingdom)		2,000,000	$2,267,134
AXA SA, 8.60%, due 12/15/30 (France)[b]		1,000,000	1,346,250
AXA SA, 6.463%, 144A (France)[a]		2,250,000	2,421,563
Cloverie PLC, 8.25% (Switzerland)		2,000,000	2,325,250
			8,360,197
PROPERTY CASUALTY	1.1%
Liberty Mutual Group, 7.80%, due 3/7/37, 144Aa,b		3,200,000	3,792,000
PROPERTY CASUALTY—FOREIGN	1.7%
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)[a,b]		3,100,000	3,681,250
RL Finance Bonds No. 2 PLC, 6.125%, due 11/30/43 (United Kingdom)		1,200,000	2,149,143
			5,830,393
REINSURANCE—FOREIGN	3.4%
Aquarius + Investments PLC, 8.25% (Switzerland)		3,510,000	3,941,519
Catlin Insurance Co., 7.249%, 144A (Bermuda)[a]		4,950,000	5,135,625
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144A (Australia)[a,b]		2,250,000	2,427,678
			11,504,822
TOTAL INSURANCE			67,092,633
INTEGRATED TELECOMMUNICATIONS SERVICES	2.8%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman)[a]		7,500	9,391,406
PIPELINES	4.5%
Enbridge Energy Partners LP, 8.05%, due 10/1/37[b]		5,980,000	6,766,370
Enterprise Products Operating LLC, 7.034%, due 1/15/68, Series B		2,500,000	2,855,762
Enterprise Products Operating LP, 8.375%, due 8/1/66[b]		4,836,000	5,446,042
			15,068,174

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
UTILITIES	5.0%
ELECTRIC UTILITIES	2.3%
FPL Group Capital, 7.30%, due 9/1/67, Series Db		7,015,000	$7,739,537
ELECTRIC UTILITIES—FOREIGN	1.0%
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)[a]		2,830,000	3,339,400
MULTI-UTILITIES	1.7%
Dominion Resources, 7.50%, due 6/30/66, Series Ab		3,150,000	3,419,325
PPL Capital Funding, 6.70%, due 3/30/67, Series Ab		2,300,000	2,347,456
			5,766,781
TOTAL UTILITIES			16,845,718
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$278,317,263)			313,631,613
		Principal Amount
CORPORATE BONDS	2.5%
INSURANCE—PROPERTY CASUALTY	1.8%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa,b		$5,250,000	5,965,864
INTEGRATED TELECOMMUNICATIONS SERVICES	0.7%
Frontier Communications Corp., 9.00%, due 8/15/31		2,250,000	2,435,625
TOTAL CORPORATE BONDS (Identified cost—$6,962,145)			8,401,489
		Number of Shares
SHORT-TERM INVESTMENTS	0.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[f]		600,000	600,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$600,000)			600,000
TOTAL INVESTMENTS (Identified cost—$412,584,466)	136.1%		460,083,557
LIABILITIES IN EXCESS OF OTHER ASSETS	(36.1)		(122,102,470)
NET ASSETS (Equivalent to $28.19 per share based on 11,989,361 shares of common stock outstanding)	100.0%		$337,981,087

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 37.2% of the net assets of the Fund, of which 0.0% are illiquid.

b  All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $183,288,825 in aggregate has been pledged as collateral.

c  Illiquid security. Aggregate holdings equal 1.4% of the net assets of the Fund.

d  A portion of the security is segregated as collateral for open forward foreign currency exchange contracts. $497,992 in aggregate has been segregated as collateral.

e  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 2.3% of the net assets of the Fund.

f  Rate quoted represents the seven-day yield of the Fund.

Interest rate swaps outstanding at June 30, 2014 were as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate (resets monthly) Receivable[a]	Termination Date	Unrealized Appreciation
Royal Bank of Canada	$38,700,000	0.855%	0.149%	October 30, 2017	$201,643
Royal Bank of Canada	$38,700,000	1.087%	0.149%	October 29, 2018	469,276
Royal Bank of Canada	$38,700,000	1.309%	0.149%	October 29, 2019	715,324
					$1,386,243

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2014.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2014 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	7,679,032	USD	10,473,946	7/2/14	$(40,955)
Brown Brothers Harriman	GBP	5,225,002	USD	8,757,443	7/2/14	(184,624)
Brown Brothers Harriman	GBP	854,487	USD	1,449,911	7/2/14	(12,458)
Brown Brothers Harriman	USD	10,511,643	EUR	7,679,032	7/2/14	3,258
Brown Brothers Harriman	USD	10,397,093	GBP	6,079,489	7/2/14	7,343
Brown Brothers Harriman	GBP	6,061,466	USD	10,362,567	8/4/14	(8,358)
Brown Brothers Harriman	GBP	724,805	USD	1,232,125	8/4/14	(7,987)
Brown Brothers Harriman	EUR	8,152,415	USD	11,159,873	8/5/14	(4,659)
						$(248,440)

Glossary of Portfolio Abbreviations

EUR   Euro Currency
FRN   Floating Rate Note
GBP   Great British Pound
USD   United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$412,584,466)	$460,083,557
Cash	931,929
Foreign currency, at value (Identified cost—$516,287)	519,157
Unrealized appreciation on interest rate swap transactions	1,386,243
Receivable for:
Dividends and interest	4,975,945
Investment securities sold	803,484
Unrealized appreciation on forward foreign currency exchange contracts	10,601
Other assets	38,264
Total Assets	468,749,180
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	259,041
Payable for:
Revolving credit agreement	129,000,000
Investment securities purchased	1,063,098
Investment management fees	268,394
Administration fees	19,171
Dividends declared	10,809
Interest expense	3,709
Directors' fees	1,988
Other liabilities	141,883
Total Liabilities	130,768,093
NET ASSETS	$337,981,087
NET ASSETS consist of:
Paid-in capital	$284,784,232
Dividends in excess of net investment income	(798,505)
Accumulated undistributed net realized gain	5,357,583
Net unrealized appreciation	48,637,777
$337,981,087
NET ASSET VALUE PER SHARE:
($337,981,087 ÷ 11,989,361 shares outstanding)	$28.19
MARKET PRICE PER SHARE	$26.42
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(6.28)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividend income	$5,490,415
Interest income (net of $12,772 of foreign withholding tax)	9,468,871
Total Investment Income	14,959,286
Expenses:
Investment management fees	1,584,229
Interest expense	670,782
Administration fees	150,054
Professional fees	48,392
Custodian fees and expenses	32,075
Shareholder reporting expenses	27,273
Directors' fees and expenses	10,116
Transfer agent fees and expenses	10,116
Miscellaneous	15,626
Total Expenses	2,548,663
Net Investment Income	12,410,623
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,934,869
Foreign currency transactions	(79,291)
Interest rate swap transactions	(544,623)
Net realized gain	3,310,955
Net change in unrealized appreciation (depreciation) on:
Investments	22,111,053
Foreign currency translations	(140,397)
Interest rate swap transactions	(1,550,554)
Net change in unrealized appreciation (depreciation)	20,420,102
Net realized and unrealized gain	23,731,057
Net Increase in Net Assets Resulting from Operations	$36,141,680

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
From Operations:
Net investment income	$12,410,623	$24,569,985
Net realized gain	3,310,955	4,071,316
Net change in unrealized appreciation (depreciation)	20,420,102	(12,152,112)
Net increase in net assets resulting from operations	36,141,680	16,489,189
Dividends and Distributions to Shareholders from:
Net investment income	(12,373,021)	(22,727,613)
Net realized gain	—	(4,704,379)
Total dividends and distributions to shareholders	(12,373,021)	(27,431,992)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(581,393)
Total increase (decrease) in net assets	23,768,659	(11,524,196)
Net Assets:
Beginning of period	314,212,428	325,736,624
End of period[a]	$337,981,087	$314,212,428

a  Includes dividends in excess of net investment income of $798,505 and $836,107, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2014 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$36,141,680
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(71,556,297)
Net purchases, sales and maturities of short-term investments	1,700,000
Net amortization of premium	440,971
Proceeds from sales and maturities of long-term investments	71,231,729
Net increase in dividends and interest receivable and other assets	(214,986)
Net increase in interest expense payable, accrued expenses and other liabilities	11,169
Net change in unrealized appreciation on investments	(22,111,053)
Net change in unrealized depreciation on interest rate swap transactions	1,550,554
Net change in unrealized depreciation on forward foreign currency exchange contracts	133,039
Net realized gain on investments	(3,934,869)
Cash provided by operating activities	13,391,937
Cash Flows from Financing Activities:
Distributions paid on common shares	(15,010,603)
Decrease in cash	(1,618,666)
Cash at beginning of period	3,069,752
Cash at end of period (including foreign currency)	$1,451,086

Supplemental Disclosure of Cash Flow Information:

During the six months ended June 30, 2014, interest paid was $670,827.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,			For the Period November 24, 2010[a] through
Per Share Operating Performance:	June 30, 2014	2013	2012	2011	December 31, 2010
Net asset value, beginning of period	$26.21	$27.11	$22.60	$23.74	$23.88
Income (loss) from investment operations:
Net investment income	1.04 [b]	2.05 [b]	2.08 [b]	2.03	0.08
Net realized and unrealized gain (loss)	1.97	(0.68)	4.73	(1.28)	0.01
Total from investment operations	3.01	1.37	6.81	0.75	0.09
Less dividends and distributions to shareholders from:
Net investment income	(1.03)	(1.89)	(2.10)	(1.81)	(0.17)
Net realized gain	—	(0.39)	(0.20)	—	(0.00)[c]
Tax return of capital	—	—	—	(0.08)	—
Total dividends and distributions to shareholders	(1.03)	(2.28)	(2.30)	(1.89)	(0.17)
Offering costs charged to paid-in capital	—	—	—	(0.00)[c]	(0.06)
Anti-dilutive (dilutive) effect from the issuance of reinvested shares	—	0.00 [c]	0.00 [c]	(0.00)[c]	(0.00)[c]
Anti-dilutive effect from the repurchase of shares	—	0.01	—	—	—
Net increase (decrease) in net asset value	1.98	(0.90)	4.51	(1.14)	(0.14)
Net asset value, end of period	$28.19	$26.21	$27.11	$22.60	$23.74
Market value, end of period	$26.42	$24.69	$26.76	$21.68	$24.83
Total net asset value return[d]	12.02%[e]	5.66%	31.17%	3.20%	0.12%[e]
Total market value return[d]	11.45%[e]	0.83%	34.97%	–5.35%	0.03%[e]

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,			For the Period November 24, 2010[a] through
Ratios/Supplemental Data:	June 30, 2014	2013	2012	2011	December 31, 2010
Net assets, end of period (in millions)	$338.0	$314.2	$325.7	$271.4	$277.8
Ratio of expenses to average daily net assets	1.57%[f]	1.60%	1.71%	1.78%	1.17%[f]
Ratio of expenses to average daily net assets (excluding interest expense)	1.16%[f]	1.17%	1.22%	1.28%	1.17%[f]
Ratio of net investment income to average daily net assets	7.64%[f]	7.56%	8.19%	8.57%	3.79%[f]
Ratio of expenses to average daily managed assets[g]	1.13%[f]	1.14%	1.20%	1.24%	—%
Portfolio turnover rate	16%[e]	41%	42%	48%	1%[e]
Revolving Credit Agreement:
Asset coverage ratio for revolving credit agreement	362%	344%	353%	310%	—%
Asset coverage per $1,000 for revolving credit agreement	$3,620	$3,436	$3,525	$3,104	$—

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  Not annualized.

f  Annualized.

g  Average daily managed assets represent net assets plus the outstanding balance of the revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Select Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 16, 2010 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2014.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Preferred Securities—$25 Par Value—Banks	$50,188,684	$36,386,231	$7,596,346	$6,206,107	[b,c]
Preferred Securities—$25 Par Value—Other Industries	87,261,771	84,985,371	2,276,400	—
Preferred Securities— Capital Securities— Banks—Foreign	117,271,156	—	114,707,265	2,563,891	[c]
Preferred Securities— Capital Securities— Other Industries	196,360,457	—	196,360,457	—
Corporate Bonds	8,401,489	—	8,401,489	—
Money Market Funds	600,000	—	600,000	—
Total Investments[d]	$460,083,557	$121,371,602	$329,941,957	$8,769,998
Interest rate swaps	$1,386,243	$—	$1,386,243	$—
Forward foreign currency exchange contracts	10,601	—	10,601	—
Total Appreciation in Other Financial Instruments[d]	$1,396,844	$—	$1,396,844	$—
Forward foreign currency exchange contracts	$(259,041)	$—	$(259,041)	$—
Total Depreciation in Other Financial Instruments[d]	$(259,041)	$—	$(259,041)	$—

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b  Valued by a pricing service which utilized independent broker quotes.

c  Valued utilizing independent broker quotes.

d  Portfolio holdings are disclosed individually on the Schedule of Investments..

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities— $25 Par Value— Banks	Preferred Securities— Capital Securities— Banks— Foreign
Balance as of December 31, 2013	$9,381,295	$5,896,348	$3,484,947
Purchases	3,783,377	—	3,783,377
Amortization	(45)	—	(45)
Change in unrealized appreciation (depreciation)	1,067,902	309,759	758,143
Transfers out of Level 3[a]	(5,462,531)	—	(5,462,531)
Balance as of June 30, 2014	$8,769,998	$6,206,107	$2,563,891

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2014 which were valued using significant unobservable inputs (Level 3) amounted to $300,478.

a  As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2014, the Fund used significant observable inputs in determining the value of the same investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a foreign forward currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty's agreement to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) required the Securities and Exchange Commission and Commodity Futures Trading Commission to mandate by regulation that certain derivatives, previously traded over-the-counter, including interest rate swaps, be executed in a regulated, transparent market and settled by means of a central clearing house. The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or could limit the Fund's ability to pursue its investment strategies. For each swap counterparty, the Fund entered into a Cleared Derivatives Execution Agreement and related annexes thereto (Clearing Agreement) with Morgan Stanley & Co. LLC which sets forth the general terms and conditions of the Fund's swap transactions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2014, the investment manager considers it likely that a portion of the distributions will be reclassified to distributions from realized gains upon the final determination of the Fund's taxable income after December 31, 2014, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2014, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily managed assets of the Fund. For the six months ended June 30, 2014, the Fund incurred $113,159 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $2,591 for the six months ended June 30, 2014.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2014, totaled $72,391,010 and $69,541,639, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2014 and the effect of derivatives held during the six months ended June 30, 2014, along with the respective location in the financial statements.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate swap contracts	Unrealized appreciation	$1,386,243	Unrealized depreciation	$—
Forward foreign currency exchange contracts[a]	Unrealized appreciation	10,601	Unrealized depreciation	259,041

a  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

Statement of Operations
Derivatives	Location	Realized Loss	Change in Unrealized Depreciation
Interest rate swap contracts	Net Realized and Unrealized Gain (Loss)	$(544,623)	$(1,550,554)
Forward foreign currency exchange contracts	Net Realized and Unrealized Gain (Loss)	(133,565)	(133,039)

The following summarizes the volume of the Fund's interest rate swaps and forward foreign currency exchange contracts activity during the six months ended June 30, 2014:

	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Balance	$116,100,000	$19,320,342
Ending Notional Balance	116,100,000	22,754,566

At June 30, 2014, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Interest rate swap contracts	$1,386,243	$—

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table presents the Fund's derivative assets by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund, if any, as of June 30, 2014:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets[a]
Royal Bank of Canada	$1,386,243	$—	$—	$1,386,243

a  Net amount represents the net receivable from the counterparty in the event of default.

Note 5. Income Tax Information

As of June 30, 2014, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$412,584,466
Gross unrealized appreciation	$47,530,246
Gross unrealized depreciation	(31,155)
Net unrealized appreciation	$47,499,091

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2014, the Fund did not issue shares of common stock for the reinvestment of dividends. During the year ended December 31, 2013, the Fund issued 1,964 shares of common stock for the reinvestment of dividends in an amount of $54,294.

On December 10, 2013, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Shares Repurchase Program) from January 1, 2014 through December 31, 2014.

During the six months ended June 30, 2014, the Fund did not effect any repurchases. During the year ended December 31, 2013, the Fund repurchased 26,726 Treasury shares of its common stock at an average price of $23.79 per share (including brokerage commissions) at a weighted average discount of 9.9%. These repurchases, which had a total cost of $635,687, resulted in an increase of $0.01 to the Fund's net asset value per share.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Borrowings

The Fund has entered into a $129,000,000 revolving credit agreement (the credit agreement) with Bank of America, N.A. London Branch (BoA). The Fund pays a monthly financing charge which is calculated based on the used portion of the credit agreement and a LIBOR-based rate. The Fund also pays a fee of 0.25% per annum on the unused portion of the credit agreement. The credit agreement has a 364-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers or violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BoA as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

The Fund's current credit agreement with BoA terminates on June 22, 2015. The Fund does not expect to renew the credit agreement with BoA. The Fund intends to enter into a new financing arrangement with a different counterparty prior to the termination date of the BoA credit agreement. The terms of the new financing arrangement could differ from those in the current agreement with BoA.

As of June 30, 2014, the Fund had outstanding borrowings of $129,000,000. During the six months ended June 30, 2014, the Fund borrowed an average daily balance of $129,000,000 at a weighted average borrowing cost of 1.0%.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Select Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 2014. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Bonnie Cohen	9,735,818.948	163,409.347
Michael Clark	9,755,346.043	143,882.252
Richard E. Kroon	9,747,683.824	151,544.471

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2014) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (11/24/10)	One Year	Since Inception (11/24/10)
15.10%	14.04%	11.61%	10.58%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Changes to the Board of Directors

Effective June 30, 2014, Martin Cohen ceased being a Director and officer of the Fund. The Board of Directors has elected Joseph M. Harvey as a Director of the Fund to serve out Mr. Cohen's remaining term, which expires at the 2016 Annual Meeting of Stockholders and when his successor is elected and qualifies.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 11, 2014 and at a meeting held in person on June 17, 2014, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2015 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund underperformed the Peer Funds' median for the one-year period ended March 31, 2014, and represented the Peer Funds' median for the three-year period, ranking the Fund in the fourth and third quintiles, respectively. The Fund outperformed its blended benchmark for the one- and three-year periods ended March 31, 2014. The Board of Directors further considered the Fund's performance across all periods versus a group of other closed-end funds compiled by the Investment Manager, and noted that the Fund outperformed the median performance of those funds for the one- and three-year periods ended March 31, 2014. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund's performance during the period, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager's performance in managing other funds and products investing in preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual and contractual management fees at managed asset levels were less than 0.01% higher than the Peer Funds' median, each ranking in the third quintile, while the actual management fee at common asset levels was lower than the Peer Funds' median, ranking in the third quintile. The Fund's total expense ratio including investment-related expenses at managed asset levels was less than 0.01% higher than the median of the Peer Funds, ranking in the third quintile; the total expense ratio at common asset levels was lower than the median of the Peer Funds, ranking the Fund in the third quintile. The Board of Directors further considered the Fund's expenses versus the group of other closed-end funds compiled by the Investment Manager, and noted that the Fund's actual and contractual management fees at managed asset levels were slightly higher (less than 0.01% each) than the medians, while the actual management fee at common asset levels was lower than the group median. The Fund's net expense ratios at managed and common asset levels were lower than the Peer Funds' medians. The Board considered the impact of leverage levels on the Fund's fees and expenses at managed and common asset levels. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment Management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND
(FORMERLY KNOWN AS "COHEN & STEERS
REALTY INCOME FUND")

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

William F. Scapell
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: PSF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

SELECT PREFERRED AND INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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PSFSAR

Semiannual Report June 30, 2014

Cohen & Steers Select Preferred and Income Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:	September 5, 2014